UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                 Date of Event: Requiring Report: April 15, 2002

                        Delta Capital Technologies, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                              000-27407 98-0187705
    (Commission File Number) (IRS Employer Identification Number) 98-0187705
                                   ----------
                                   98-0187705

                    (Address of principal executive offices)
                5550 14B Avenue Suite 205Delta, British Columbia
                ------------------------------------------------
                                  CANADA V4M2G6
                                  -------------
              (Registrant's telephone number, including area code)
                                  (604)943-6422

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On April 15, 2002, Delta Capital Technologies Inc.'s ("Company") wholly owned subsidiary Homelands Security Inc.("Homelands") entered into a Stock Purchase Agreement ("Agreement") with Interglobe Investigation Services Inc. ("Interglobe") wherein Homelands agreed to issue to Philip Moriarity, Interglobe's sole shareholder, 950,000 restricted shares of Homelands common stock in exchange for acquiring Interglobe as a wholly owned subsidiary of Homelands. This number of Homeland shares issued to the shareholders of Interglobe equals approximately 49% of the issued and outstanding shares of Homelands. The Company's financial statements have been consolidated with those of Interglobe as a result of the Agreement.

  The Company intends to manage Interglobe's operations in a manner similar to that followed by Interglobe. A copy of the Agreement between Homelands and Interglobe is attached hereto. Philip Moriarity was appointed to the board of directors of Homelands subsequent to the acquisition of Interglobe and remains an officer of both Homelands and Interglobe. The Agreement did not require either Homelands or Interglobe to change or modify their currently existing board of directors or officers. The parties to the Agreement have specified that the shares of the Homelands' common stock issued to Philip Moriarity will be restricted from any sale or transfer into any public market that might develop for a period of two years from the closing date of the Agreement and that the share certificates will bear a restrictive legend to that effect.

  Interglobes historical financial statements are stated in Canadian dollars, the historical reporting currency for Interglobe. The historical financial statements have been prepared in accordance with Canadian Generally Accepted Accounting Practices.


ITEM 7.            Financial Statements and Exhibits

                   Pro forma financial statements are attached as Exhibit 2, as required.

EXHIBIT           PAGE NO.    DESCRIPTION

1                  4          Stock Purchase Agreement dated April 15, 2002

2                  14        Year-end December 31, 2001, audited financial
                             statements for Interglobe Investigations Inc. ,
                             Pro-forma financial statements, consolidating
                             Delta Capital Technologies Inc. with  Interglobe
                             Investigations Services, Inc.

                                                    SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2002
                           Delta Capital Technologies, Inc.



                                  /s/ Darwyn Ross
                           BY: -----------------------
                           Darwyn Ross, President

                        STOCK PURCHASE AND SALE AGREEMENT

                        Between Homelands Security Inc.,
          a wholly owned subsidiary of Delta Capital Technologies, Inc.
                                     and the
             Shareholders of Interglobe Investigation Services, Inc.




                                  March 8, 2002

                                    Exhibit 1

                        STOCK PURCHASE AND SALE AGREEMENT

THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement"), dated effective as of March 8, 2002 is by and among, Interglobe Investigation Services Inc., a British Columbia corporation ("Interglobe "), the shareholders of Interglobe who have executed this Agreement as Shareholders ("Shareholders") and Homelands Security Inc., a Nevada corporation ("Homelands").

RECITALS

 A. Interglobe is a privately held, non-reporting corporation with its principal operations located in Vancouver, British Columbia, Canada.


B. Homelands is a wholly owned non-reporting subsidiary of Delta Capital Technologies, Inc a publicly held, reporting corporation, with its principal operations located in Vancouver, British Columbia, Canada.

 C. Shareholders desire to sell and Homelands desires to purchase all of the outstanding shares of Interglobe pursuant to the terms and conditions of this Agreement.

AGREEMENT

         In consideration of the foregoing recitals and the mutual promises contained herein, Homelands, Interglobe and the Shareholders hereby agree as follows:

1.       Purchase and Sale of Shares.

1.1 Property Subject to the terms and conditions of this Agreement, Shareholders agree to sell and assign to Homelands on the Closing Date (as defined below), free and clear of all mortgages, security interests, liens, pledges, adverse claims and other encumbrances, (a) all of the outstanding shares of stock of Interglobe as set forth on Exhibit A attached hereto (collectively, the "Shares"). In exchange for the Shares, Homelands agrees to issue 950,000 shares of Homelands common stock to the Shareholders on the Closing Date pro rata in accordance with their respective holdings of the shares on the date hereof.

2.       Closing Date; Delivery.

 2.1 Closing Date. The closing of the purchase and sale of the Shares (the "Closing") will be held at the offices of Homelands, at 10:00 a.m. on April 15, 2002, or at such earlier date as may be agreed in writing by Interglobe , Shareholders and Homelands (the "Closing Date").

2.2      Deliveries at Closing.

(a) Deliveries of Shareholders to Homelands. At the Closing, if the conditions precedent set forth in Section 5.2 are fulfilled in reasonable satisfaction, Shareholders will deliver to Homelands (1) stock certificates or other documents of title representing all of the shares of stock held of record or beneficially owned in Interglobe on the Closing Date, duly endorsed by the Shareholders for transfer to Homelands. Shareholders and Interglobe will also deliver such other documents and instruments as Homelands may reasonably request to confirm that the Shareholders and Interglobe have performed all of their obligations and fulfilled all of the conditions of this Agreement.

(b) Deliveries of Homelands to Shareholders. At the Closing, if the conditions precedent set forth in Section 5.1 are fulfilled in reasonable satisfaction, Homelands will deliver to the Shareholders stock certificates representing 950,000 shares of Homelands's Common Stock, par value $0.001 issued in the respective names of the Shareholders. Homelands will also deliver such other documents and instruments as the Shareholders may reasonably request to confirm that Homelands has performed all of its obligations and fulfilled all of the conditions of this Agreement.

 3. Representations and Warranties of Interglobe . Shareholders and Interglobe hereby represent and warrant to Homelands that:

3.1      Organization, Standing and Authority of Interglobe .

(a) Organization. Interglobe is a corporation duly organized and validly existing under the laws of the Province of British Columbia and is in good standing as a domestic corporation under the laws of said Province.

 (b) Charter Documents. Interglobe has furnished counsel for Homelands with true and complete copies of its Articles of Incorporation, as amended to date, and its Bylaws as currently in effect.

 (c) Corporate Power. Interglobe has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations hereunder.

(d) Authorization for Agreement. The execution and performance of this Agreement by Interglobe has been duly authorized by its Board of Directors. Upon execution and delivery of this Agreement on behalf of Interglobe , this Agreement will constitute the valid and legally binding obligation of Interglobe , enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by Interglobe does not and will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, Interglobe 's Articles of Incorporation, as amended, Interglobe 's current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage lease or other agreement or instrument to which Interglobe is subject.

 (e) Financial Statements. The unaudited financial statements of Interglobe as of December 31, 2001, are attached hereto as Exhibit B (the "Financial Statements"). The

Financial Statements present fairly the financial condition of Interglobe as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.


(f) Material Changes. Since December 31, 2001, there have been no material adverse changes in the financial condition of Interglobe from that shown on the Financial Statements as of such date except to the extent that Interglobe has entered into a loan agreement in an amount of $105,000 CDN attached hereto as Exhibit C (the "Loan Agreement").

3.2      Financial and Operating Status of Interglobe .

(a) Tax Returns. Interglobe has duly filed all federal, provincial and local tax returns required to be filed by it, and all taxes, assessments and penalties set forth in such returns have been timely and fully paid or adequately reserved against in the Financial Statements. None of Interglobe 's tax returns have ever been audited by any governmental taxing authority.

(b) Contracts and Commitments. Interglobe has no written or oral contracts or commitments involving any obligation, consideration or expenditure, outside the purchase of normal inventory items in quantities in accordance with previous practices except as set forth in the Schedule of Disclosures attached hereto as Exhibit D. Interglobe has delivered to Homelands's counsel true, complete and correct copies of all such contracts and commitments, together with all amendments thereto, all of which are listed on the Schedule of Disclosures, and all such contracts are in full force and effect in the form delivered. Interglobe has set forth in the Schedule of Disclosures (i) all insurance policies in force on the date hereof; (ii) the names and locations of all banks and other depositories in which it has accounts or safe deposit boxes and the names of persons authorized to sign checks, drafts or other instruments drawn thereon or to have access thereof; (iii) all mortgages, promissory notes, deeds of trust, loan or credit agreements or similar agreements, or modifications thereof, to which it is a party and all amounts thereof; and (iv) all accounts receivable of Interglobe as of December 31, 2001 and as reflected in the Financial Statements(v) all security licenses.

(c) Employees. Interglobe does not have any collective bargaining agreements with any of its employees. Interglobe is not a party to any contract with any of its employees, consultants, advisors, sales representatives, distributors or customers that is not terminable by Interglobe without liability, penalty or premium on 30 days' notice, except as otherwise set forth in the Schedule of Disclosures.

(d) Benefits. Interglobe does not have any health, dental, pension, retirement, or other benefit programs for its employees or in which its employees participate, except as set forth in the Schedule of Disclosures.

 (e) Inventory. All inventory of Interglobe is saleable and in good condition, the value of which as of December 31, 2001 has been written down or reserved to amounts not in excess of realizable market value.

(f) Equipment. All equipment of Interglobe is in good order and repair except minor defects which do not materially interfere with the continued use of such equipment.

(g) Litigation. There is no action, proceeding or investigation pending or, to the knowledge of Interglobe , threatened against Interglobe , or any of Interglobe 's property or assets which might result in any material and adverse change in the property, assets or financial condition of Interglobe , nor, to the knowledge of Interglobe , is there any basis for any such action, proceeding or investigation. To the best knowledge of Interglobe it is in compliance in all material respects with all laws and regulations applicable to it, its properties and businesses.

 4. Representations and Warranties of Homelands. Homelands hereby represents and warrants to Interglobe and the Shareholders that the matters set forth in the following subsections of this Section 4 are true and correct.

4.1      Corporate Organization

 (a) Organization. Homelands is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(b) Financial Statements. The Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2001, which includes the audited consolidated financial statements of Homelands parent company, Delta Capital Technologies, Inc. are attached hereto as Exhibit E (the "Delta Capital Technologies, Inc. Financial Statements"). The Delta Capital Technologies, Inc. Financial Statements present fairly the financial condition of Homelands parent company as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.

(c) Material Changes. Since the last quarterly Homelands Financial Statements, there have been no material changes in the financial condition of Homelands from that shown on the Homelands Financial Statements as of such date.

(d) Reporting Status. Homelands is not public or a reporting company under
Section 13 or 15(d) of the Securities Exchange Act of 1934. None of the information contained in any of the reports filed by Homelands pursuant to
Section 13 of such statute contains any misstatement of a material fact or omits any information required to make the information contained therein not materially misleading.

4.2 Due Execution and Enforceability. The execution, delivery and performance of this Agreement and the other agreements between the parties hereto referred to herein by and on behalf of Homelands have been duly and validly authorized by the Homelands Board of Directors.

5.       Conditions to Closing.

5.1 Conditions to Obligations of Homelands. The obligations of Homelands to purchase the Shares at the Closing and to consummate any other transaction contemplated by this Agreement are subject to the fulfillment to Homelands's satisfaction on or prior to the Closing date of the following conditions, any of which may be waived in whole or in part by Homelands.


(a) Representation and Warranties True at Closing. The representations and warranties made by the Shareholders and Interglobe in Section 3 above shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made and given on and as of the Closing Date, and the Shareholders and Interglobe shall have performed and complied with all agreements and obligations to be performed by it under this Agreement on or prior to the Closing.

 (b) Authorization. Interglobe shall have obtained all Board of Directors approval necessary to authorize its participation in the transaction described in this Agreement.

(c) No Adverse Change. Prior to the Closing there shall not have occurred any loss or destruction of any material part of the assets of Interglobe or any material and adverse change in the financial condition, properties, business or operation of Interglobe from that shown in the Financial Statements.

 (d) Documents and Instruments Satisfactory. All documents and instruments to be provided by Interglobe and the Shareholders in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for Homelands.

5.2 Conditions to Obligations of Interglobe and Its Shareholders. The obligations of the Shareholders and Interglobe to consummate this Agreement and carry out and perform their obligations hereunder are subject to the satisfaction of all of the following conditions unless waived by Shareholders.

(a) Representations and Warranties True at Closing. The representations and warranties made by Homelands in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made and given on as of the Closing Date. Homelands shall have performed and complied in all material respects with all agreements and obligations to be performed by it under this Agreement on or before the Closing Date.

 (b) Authorization. Homelands shall have obtained all Board of Directors approval necessary to authorize its participation in the transaction described in this agreement.

 (c) No Adverse Change. Prior to the Closing there shall not have occurred any material and adverse change in the financial condition, properties, business or operations of Homelands since the date of this Agreement.

 (e) Documents and Instruments Satisfactory. All documents and instruments to be provided by Homelands in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for Shareholders and Interglobe .

(f) Due Diligence Satisfactory. Shareholders and Interglobe have received all of the information reasonably requested by them from Homelands in connection with this transaction, and, based on its due diligence investigation, are satisfied with the financial and operating condition of Homelands.


6.       Covenants and Agreements of Interglobe .

6.1 Access to Information. From and after the date of this Agreement and until the Closing, Shareholders agree that the authorized representatives of Homelands shall have access during normal business hours to the properties, facilities, books, records, contracts and documents of Interglobe and Interglobe shall furnish or cause to be furnished to the authorized representatives of Homelands copies of all documents and all information with respect to the affairs and businesses of Interglobe that Homelands's representatives may reasonably request. Homelands shall keep all such information confidential and shall not use the same for any purpose or disclose the same to any other person or entity pending the consummation of the transactions contemplated hereby.

6.2 Conduct of Business Pending the Closing. Unless expressly consented to by Homelands or otherwise permitted or required under this Agreement, from and after the date of this Agreement and until the Closing or the termination or abandonment of this Agreement as provided herein:

(a) Business in the Ordinary Course. Interglobe will (i) conduct its business only in the ordinary course in the same manner as before date of this Agreement,
(ii) will not institute any unusual or novel methods of manufacture, purchase, sale, lease, service, accounting or operation, (iii) will not grant any increase in the rate of pay or other benefits or compensation of any officers or employees, and (iv) will not enter into, amend or terminate any contract or commitment not in the usual and ordinary course of business and consistent with Interglobe 's past practice.

(b) Indebtedness. Interglobe will not (i) incur or assume or guarantee any indebtedness other than indebtedness incurred in the usual and ordinary course of business for goods or services or pursuant to existing commitments or agreements previously disclosed in writing to Homelands under this Agreement, or
(ii) enter into, execute or deliver any agreement or writing to the release or settlement of claims, except as otherwise provided by this Agreement.

(c) Corporate Structure. Interglobe will not (i) amend its articles of incorporation or bylaws or change its officers or directors or (ii) issue any additional capital stock or other securities or grant any warrants, options or rights to purchase or acquire any capital stock or other securities of Interglobe , or (iii) merge or consolidate with any other corporation or acquire all or substantially all of the stock, business or assets of any other person or entity or sell, assign or transfer substantially all of its assets or outstanding securities to any other person or entity.

 (d) Dividends and Capital Stock. Interglobe will not (i) declare or pay any dividend or make any stock split or stock dividend or other distribution with respect to its capital stock, or (ii) directly or indirectly redeem, purchase or otherwise acquire for value any of its capital stock.

 (e) Banking Relationships. No change will be made affecting Interglobe 's banking relationships and Interglobe shall open no new bank or other deposit accounts.

(f) Insurance. Interglobe will maintain in full force and effect all policies of insurance now in effect and will give all notices and present all claims under all policies in a timely fashion.

 (g) Licenses: Interglobe will maintain in full force and effect all related security licenses now in effect.


7.       Covenants and Agreements of Homelands.

7.1 Homelands shall not, nor shall it cause, permit or suffer Interglobe to, in each case without the prior majority consent of the shareholders of Homelands:

7.1.2 elect as directors of Interglobe any more than three individuals, one of whom shall be Phillip Moriarty or persons designated by him or remove any such directors so elected,

 7.2.2 sell, hypothecate, liquidate or otherwise dispose of all or any significant portion of the assets of Interglobe or any interest therein;

7.2.3 merge or consolidate Interglobe with any other person or entity or enter into any plan or agreement with respect thereto;

7.2.4 enter into any agreement between Interglobe and Homelands, or between Interglobe and any person or entity controlled by Homelands, any person or entity controlling Homelands or any person or entity under common control with Homelands (any person or entity controlling, controlled by or under common control with Homelands is referenced herein as a "Homelands Affiliate");

7.2.5 issue any shares of the capital stock of Interglobe or any shares or other securities convertible into or exchangeable or exercisable for such shares of capital stock except to the extent contemplated by Section 7.6 hereof and except to the extent such shares or other securities are issued in connection with a public distribution thereof in a transaction or series of transactions approved by the Board of Directors of Interglobe ;

 7.2.7 incur any indebtedness of Interglobe for borrowed money, either directly or as guarantor of any obligations of Homelands or any Homelands Affiliate;

 7.2.8 adopt any plan or petition any court or governmental agency for the dissolution of Interglobe ; or

7.2.9 take any action of Interglobe or permit or suffer the occurrence of any action of Interglobe that is otherwise within the prerogatives of the Board of Directors of a corporation organized under the laws of the Province of British Columbia.

8.       Miscellaneous.

8.1 Successors and Assigns. This Agreement and the terms and conditions contained herein are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, except by operation or law, by any party to this Agreement.

8.2 Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and the remaining provisions of this Agreement will continue unaffected.

8.3 Waivers. No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in a writing signed by such party. No waiver of any provision of this Agreement will be deemed a waiver of any other provision, or constitute a continuing waiver unless otherwise expressly provided in writing by the waiving party. No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any other rights, powers or privileges.

8.4 Entire Agreement; Modifications. This Agreement, together with the exhibits and schedules attached hereto, each of which is incorporated herein by this reference, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties (specifically including without limitation the letter of intent dated February 28, 2002 and executed by Homelands and Interglobe in connection with this Agreement), whether oral or written, with respect to the subject matter of this Agreement. No supplement, modification or amendment to this Agreement will be binding unless executed in writing by Interglobe , Shareholders and Homelands.

8.5 Notices. All notices and other communications required or permitted under this Agreement will be in writing and may be hand delivered, mailed by first-class mail, postage prepaid, or sent via facsimile. Unless otherwise agreed to in writing by the parties, such notices and other communications shall be addressed as follows:

         If  to Homelands:

         Darwyn Ross, Director
         Homelands Security, Inc.
         1403 East, 900 South
         Salt Lake City
         Utah, 84105

         If to Interglobe :

         Philip Moriarty, President
         Interglobe Investigation Services Inc.

         Interglobe Investigation Services, Inc.
         708-1155 West Pender Street
         Vancouver, B.C.
         V6E 2P4


8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

 8.7 Headings; References. Headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.8 Expenses. Homelands shall timely pay all of the fees and expenses, including, without limitation, the fees and expenses of counsel and accountants incurred by itself in the negotiation, preparation and execution of this Agreement and in the consummation of the transactions contemplated hereby.


         IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective for all purposes as of the date first written above.


         Interglobe Investigation Services, Inc., a British Columbia corporation


         By:___________________________
                  Philip Moriarty, President
         Homelands Security, Inc., a Nevada corporation


         By:_____________________________
                  Darwyn Ross

                                AUDITOR'S REPORT





To the Shareholder

I have audited the balance sheet of Interglobe Investigation Services Inc. as at December 31, 2001 and the statements of loss and deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2001 and the results of its operations and cash flows for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, I report that in my opinion, these principles have been applied on a basis consistent with that of the preceding period.




Douglas R. Myrdal, Inc.                    Burnaby, B.C.
Chartered Accountant                      March 22, 2002

                                AUDITOR'S REPORT





To the Shareholder

     I have audited the balance sheet of Interglobe Investigation Services Inc. as at December 31, 2000 and the statements of loss and deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with Canadian generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2000 and the results of its operations and cash flows for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, I report that in my opinion, these principles have been applied on a basis consistent with that of the preceding period.




Douglas R. Myrdal, Inc.                  Burnaby, B.C.
Chartered Accountant                     March 22, 2002

                     INTERGLOBE INVESTIGATION SERVICES INC.


                                  BALANCE SHEET
                             As at December 31, 2001






                                                                                 2001                   2000
                                     ASSETS

Current Assets
        Cash and cash equivalents                                          $          33,787       $          17,297
                            Accounts receivable                                        4,914                   5,854
                                                                          -------------------   --------------------
                                                                                      38,701                  23,151

Capital Assets (Notes 1, 3)                                                           34,939                  20,639
                                                                          -------------------   --------------------

                                                                            $         73,640      $           43,790
                                                                          ===================   ====================


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
                                 Accounts payable and accrued liabilities       $     35,909           $      12,756
                  Due to related party (Note 4)                                        4,000                       -
                      Shareholder loan (Note 5)                                       67,735                  54,932
                                                                          -------------------   --------------------
                                                                                     107,644                  67,688

Loans Payable (Note 6)                                                                25,339                  19,502
                                                                          -------------------   --------------------
                                                                                     132,983                  87,190

Shareholders' Equity
                         Share capital (Note 7)                                            1                       1
                                        Deficit                                     (59,344)                (43,401)
                                                                                    (59,343)                (43,400)
                                                                          -------------------   --------------------

                                                                            $         73,640      $           43,790
                                                                          ===================   ====================


            Approved on behalf of the Director:
        __________________________     Director

                                                            .

                     INTERGLOBE INVESTIGATION SERVICES INC.


                          STATEMENT OF LOSS AND DEFICIT

                      For the year ended December 31, 2001



                                                                          2001          2000

Revenue
                                        Fees                  $        153,841       $      150,116
                               Canine income                            48,070               13,398
                        Miscellaneous income                             4,324                1,154
                                                                       206,235              164,668
                                                          --------------------   ------------------

Expenses
                   Advertising and promotion                            27,008               20,410
                                  Automobile                            21,029                9,250
                                   Bad debts                                 -                   93
                   Bank charges and interest                               839                  682
                                Depreciation                             7,865                6,053
                       Equipment supplies and accessories                4,407                4,010
                                   Insurance                             7,909                4,005
            Licenses, dues and subscriptions                             2,701                3,601
                             Management fees                                 -                    -
                                      Office                             6,002                5,938
                           Professional fees                            10,997               48,000
                     Rent and property taxes                            27,054               23,785
                     Repairs and maintenance                             5,626                  465
                    Research and development                               911                  766
                                 Subcontract                            31,985               33,609
                                    Supplies                             3,770                2,459
                     Telephone and utilities                            10,239               10,182
                                      Travel                             3,586                3,038
                          Wages and benefits                            50,250                6,259
                                                                       222,178              182,605
                                                          --------------------   ------------------

Loss for year                                                         (15,943)             (17,937)

Deficit, beginning of year                                            (43,401)             (25,464)
                                                          --------------------   ------------------

Deficit, end of year                                        $         (59,344)      $      (43,401)
                                                          ====================   ==================

                     INTERGLOBE INVESTIGATION SERVICES INC.

                             STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2001


                                                                                 2001          2000

CASH PROVIDED BY (USED FOR)

Operations
                             Loss for year                          $        (15,943)     $        (17,937)
                            Non-cash items
                              Depreciation                                      7,865                 6,053
                                                                  -------------------   -------------------
                                                                              (8,078)              (11,884)
           Changes in other non-cash operating working capital
                     Accounts receivable                                          940               (5,475)
                       Accounts payable and accrued liabilities                23,153               (4,380)
                                                                               16,015              (21,739)
                                                                  -------------------   -------------------

Investments
                            Capital assets                                   (22,165)                     -
                                                                  -------------------   -------------------

Financing
                   Cheques issued in excess of cash                                 -              (38,778)
                      Due to related party                                      4,000                     -
                          Shareholder loan                                     12,803                52,782
                             Loans payable                                      5,837                19,502
                                                                               22,640                33,506
                                                                  -------------------   -------------------

Increase (decrease) in cash                                                    16,490                11,767

Cash and cash equivalents, beginning of period                                 17,297                 5,530
                                                                  -------------------   -------------------

Cash and cash equivalents, end of period                             $         33,787      $         17,297
                                                                  ===================   ===================

                     INTERGLOBE INVESTIGATION SERVICES INC.

                          NOTES TO FINANCIAL STATEMENTS
                      For the year ended December 31, 2001



Note 1      Significant Accounting Policies

            a)    Capital assets

                  Capital assets are recorded at cost. Depreciation of capital assets is recorded in the accounts as follows:

                        Equipment               20% Diminishing balance
                 Office equipment               20% Diminishing balance
                 Office furniture               20% Diminishing balance
                       Automobile               30% Diminishing balance
                Computer software               100% Diminishing balance

                  In the year of acquisition only one-half the normal rate is applied.

            b)       Financial instruments

                  The company's financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable, and shareholder loan. It is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

            c) Canadian and United States generally accepted accounting principles

                  These financial statements have been prepared in accordance with Canadian generally accepted accounting principles. However, there are no material differences with generally accepted accounting principles of the United States.

                     INTERGLOBE INVESTIGATION SERVICES INC.

                          NOTES TO FINANCIAL STATEMENTS

                      For the year ended December 31, 2001

Note 2     Future Income Tax Assets

           Future income tax assets are the value of the income tax benefits that arise in respect of the carry forward of unused accumulated tax losses. The income tax benefit is equal to the statutory income tax rate of approximately 18% (December 31, 2000 - 20%) applied to accumulated tax losses of approximately $103,000 (December 31, 2000 - $118,000). $28,000 of tax losses expired in 2001 and continue to expire over the next seven years unless utilized. The Company is unsure whether they will be able to utilize these losses in the future. Therefore, no provision has been made in the accounts for these losses.








Note 3     Capital Assets

                               ------------------ -----------------     -------------------
                                               2001                                    2000
                               ------------------------------------     -------------------
                                                       Net Book               Net Book
                                             Cost       Value                  Value
                               ------------------ -----------------     -------------------

        Equipment                 $        24,395  $         11,197       $          13,996
 Office equipment                           5,914             1,921                   2,401
 Office furniture                             182                94                     118
       Automobile                          29,096            21,727                   4,124
Computer software                             313                 -                       -
                                  $        59,900  $         34,939       $          20,639

Note 4     Due to related party

           The amount due to related party, Interglobe Canine Services Ltd., bears no interest and has no stated terms of repayment. Interglobe Canine Services Ltd. is owned by the shareholder of the Company.


Note 5     Shareholder Loan

           The shareholder loan bears no interest and has no stated terms of repayment.

Note 6     Loan Payable

           The loan payable bears interest at 6% per annum and is repayable to Greystone Mercantile Bank on January 1, 2003 with interest.


Note 7     Share Capital
           Authorized
           1,000,000 common shares without par value
                                   Issued  100 common shares                           2001            2000

                                                                           $              1     $                   1
                                                                          =================     =========++==========

              Unaudited Pro forma Condensed Combined Balance Sheet
                                 March 31, 2002

               Assets            Delta Capital Interglobe         Pro Forma Adjustments                       Pro Forma
                                 Historical    Investigative          ---------
                                               Services Historical                                            Combined
                                               -------------------                                            --------

                                                                        PurchaseGoodwill Impairment
Current Assets
Cash                             $             $                  $             $                             $
                                              -             26,081             -               -                   26,081
Account receivable, net                       -              9,397             -               -                    9,397
Prepaid expenses                         21,000                  -             -               -                   21,000
Due from related company                      -              9,275             -               -                    9,275
Loans receivable                              -              1,568             -               -                    1,568
Other assets                              3,268                  -
                                 --------------------------------------------------------------------------
                                                                                                                    3,268
                                                                               -                                    -----

Total Current Assets                     24,268             46,321             -               -                   70,589

Property and equipment
Property and equipment, at cost               -             37,365             -               -                   37,365
Less accumulated depreciation                               16,854             -               -
                                 ----------------------------------------------------------------------------------------
                                                                                                                   16,854
                                                                                                                   ------

Property and Equipment, net                   -             20,511             -               -                   20,511

Goodwill                                      -                  -        31,414        (31,414)                        -
                                 ---------------------------------                                        ---------------
                                 $       24,268$            66,832$       31,414$       (31,414)$                  91,100
                                 ----------------------------------------------------------------------------------------




    See notes to unaudited pro forma condensed combined financial statements
                                       21

              Unaudited Pro forma Condensed Combined Balance Sheet
                                 March 31, 2002



          LIABILITIES AND     Delta       Interglobe   Pro Forma Adjustments        Pro Forma
                              Capital     Investigative
           SHAREHOLDER'S      Historical  Services                                  Combined
                                          Historical
              EQUITY

                                                       Purchase  Goodwill Impairment
Current Liabilities
Checks issued in excess of    $           $           -$         $                  $         2,560
cash                               2,560                        -                  -
In banks
Account payable and other        266,406         34,293         -                  -        300,699
liabilities
Notes payable                     42,636              -         -                  -         42,636
Notes payable - stockholders       1,000         35,522         -                  -         36,522
                              ---------------------------------------------------------------------



Total Current Liabilities        312,602         69,815         -                  -        382,417

Notes Payable                          -         28,431         -                            28,431
Shareholder's Equity
Common Stock                       3,604              1       (1)                  -          3,604

Additional paid in capital     6,943,963              -         -                         6,943,963
Retained deficit              (7,235,901)      (31,415)    31,415           (31,414)    (7,267,315)
                              ---------------------------------------------------------------------


                                (288,334)      (31,414)    31,414           (31,414)      (319,748)
                              ---------------------------------------------------------------------

                              $    24,268        66,832$   31,414$          (31,414)$        91,100
                              ---------------------------------------------------------------------



    See notes to unaudited pro forma condensed combined financial statements
                                       22

         Unaudited Pro Forma Condensed Combined Statement of Operations

                    For the Three Months Ended March 31, 2002



                                                                  Interglobe
                                               Delta             Investigative              Pro                  Pro
                                              Capital              Services                Forma                Forma
                                             Historical           Historical            Adjustments            Combined
                                        ===================== ---------------------  -------------------- --------------------
Revenues
       Services                         $                    - $             28,983  $                - $               28,983
                                          -------------------  --------------------   -------------------  -------------------

                                                             -               28,983                   -                 28,983

Costs and expenses
 General and administrative                            138,987               21,687                   -                160,674
Depreciation and amortization                                                 1,388                                      1,388
 Goodwill impairment                                         -                    -              37,322                 37,322
                                          -------------------  --------------------   -------------------  -------------------

                                                       138,987               23,075              37,322                199,384
                                          -------------------  --------------------   -------------------  -------------------

Net income (loss)                       $            (138,987) $              5,908  $         (37,322) $            (170,401)
                                          -------------------  --------------------   -------------------  -------------------


Basic and diluted income (loss)         $               (0.10) $              59.08                       $             (0.12)
per common share                          -------------------  --------------------                        -------------------


Weighted average number of shares                    1,457,284                  100                                  1,457,284
outstanding                               -------------------  --------------------                        -------------------



    See notes to unaudited pro forma condensed combined financial statements
                                       23

         Unaudited Pro Forma Condensed Combined Statement of Operations

                      For the Year Ended December 31, 2001



                                                              Interglobe
                                          Delta              Investigative             Pro                         Pro
                                         Capital                Services              Forma                       Forma
                                        Historical             Historical          Adjustments                   Combined
                                   --------------------- ---------------------- --------------------      ----------------------
Revenues
       Services                    $              27,530   $            126,989 $                  -        $            154,519
          Other                                        -                  2,719                    -                       2,719
                                     -------------------     ------------------  -------------------         -------------------

                                                  27,530                129,708                    -                     157,238

Costs and expenses
   General and administrative                    693,312                133,950                    -                     827,262
   Depreciation and amortization                       -                  4,946                    -                       4,946
       Interest                                   14,011                    839                    -                      14,850
   Goodwill write-off                                  -                      -               43,400                      43,400
                                     -------------------     ------------------  -------------------         -------------------

                                                 707,323                139,735               43,400                     890,458
                                     -------------------     ------------------  -------------------         -------------------

Net loss                           $           (679,793)   $           (10,027) $           (43,400)        $          (733,220)
                                     -------------------     ------------------  -------------------         -------------------


Basic and diluted loss per         $              (1.10)   $           (100.27)                             $             (1.19)
common share                         -------------------     ------------------                              -------------------


Weighted average number of                       615,672                    100                                          615,672
shares outstanding                   -------------------     ------------------                              -------------------

                                     -------------------     ------------------                              -------------------


    See notes to unaudited pro forma condensed combined financial statements
                                       24

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


     (1) On April 15, 2002, Homelands Security Inc. (Homelands), a subsidiary of Delta Capital Technologies, Inc. (Delta Capital), acquired 100% of the outstanding shares of stock of Interglobe Investigation Services, Inc. (Interglobe), a privately held Canadian company, in exchange for 950,000 shares of Homelands' common stock. As a result of this transaction, Delta Capital's ownership of Homelands was reduced to 51.3%.

     (2) The unaudited pro forma condensed combined balance sheet as of March 31, 2002 and the pro forma statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2002 are based on historical financial statements of the Delta Capital and Interglobe. The unaudited pro forma condensed combined balance sheet as of March 31, 2002 gives effect to the combination of Delta Capital and Interglobe as if it had occurred as of March 31, 2002. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2002 has been prepared to illustrate the effects of the combination of Delta Capital and Interglobe as if the combination occurred January 1, 2002. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2001 has been prepared to illustrate the effects of the combination of Delta Capital and Interglobe as if the combination occurred January 1, 2001.

         The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The accompanying unaudited pro forma condensed combined financial statements should be read in connection with the historical financial statements of Delta Capital.

     (3) For purposes of this presentation, the historical financial statements of Interglobe have been restated from Canadian dollars to U.S. dollars to conform to the reporting currency of Delta Capital. The conversion rate used was Cdn$1 = US$0.62708.

     (4) Pro forma adjustments include the effect of the following:

     Recognition of goodwill on the acquisition of Interglobe.
     Write off / impairment loss of goodwil recorded upon acquisition.